                                                         EXHIBIT 10.1.19.8



                                SECOND AMENDMENT

         THIS SECOND AMENDMENT dated as of February 8, 2002 (this "Amendment") is to the Amended and Restated Credit Agreement (as heretofore amended, the "Credit Agreement") dated as of December 22, 2000 among UNITED AUTO GROUP, INC. (the "Company"), various financial institutions (the "Lenders") and DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC (formerly Chrysler Financial Company L.L.C.), as agent for the Lenders (the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined in the Credit Agreement.

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below):

         1.1 The following definitions shall be added to Section 1.1 of the Credit Agreement, each in its appropriate alphabetical position:

                  DCSNA means DaimlerChrysler Services North America LLC.

                  Second Amendment Effective Date means the "Amendment Effective Date" under and as defined in the Second Amendment to this Agreement dated as of February 8, 2002.

                  U.K. Acquisition means the acquisition by the U.K. Subsidiary of not less than 75% of the shares of the U.K. Target in accordance with the U.K. Acquisition Offer.

                  U.K. Acquisition Offer means the offer made by Greenhill & Co. International LLP, as financial advisor to the U.K. Subsidiary, on behalf of the U.K. Subsidiary, to acquire all of the U.K. Target's ordinary shares on the terms and subject to the conditions set forth in the press release issued on or about the Second Amendment Effective Date, announcing that such financial advisor, on behalf of the U.K. Subsidiary, will make an offer to holders of the U.K. Target's ordinary shares on the terms and conditions set forth therein and as disclosed to the Lenders in connection with the Second Amendment hereto dated as of February 8, 2002 except that the Company may waive the requirement that the U.K. Subsidiary has received acceptances of at least 90% of the shares of the U.K. Target so long as the U.K. Subsidiary has received acceptances of at least 75% of the shares of the U.K. Target.

                  U.K. Target means Sytner Group, plc, an English public limited company.

                  U.K. Subsidiary means UAG U.K. Holdings Limited, an entity incorporated under the laws of England.

         1.2 Section 6.3(b) of the Credit Agreement shall be amended by inserting the following "(x) from the Second Amendment Effective Date until 4:00 p.m. (Detroit time) on February 13, 2002, $350,000,000 and (y) at all other times," immediately prior to the figure "$300,000,000" where it appears in such Section.

         1.3 Section 9.7 of the Credit Agreement shall be amended by (x) deleting all text in such Section immediately following the semi-colon at the end of clause (j) thereof and (y) substituting the following therefor:

                  (k) Floor Plan Financings of the U.K. Target and its Subsidiaries (with the floor plan providers that are extending Floor Plan Financing to the U.K. Target and its Subsidiaries in the ordinary course of business at the time the U.K. Acquisition became effective, which Floor Plan Financings were not created in anticipation of the U.K. Acquisition);

                  (l) loan notes issued by the U.K. Subsidiary to a holder of U.K. Target's shares in connection with the U.K. Acquisition;

                  (m) Indebtedness of the U.K. Target and its Subsidiaries existing at the time the U.K. Target becomes a Subsidiary (other than Floor Plan Financings), if not incurred by the U.K. Target or any Subsidiary thereof in anticipation or contemplation of such Person becoming a Subsidiary of the Company, and Refinancing Debt of the U.K. Target and its Subsidiaries in respect thereof; and

                  (n) other Debt, in addition to the Debt listed above, in an aggregate amount not any time exceeding $20,000,000.

         1.4 Section 9.8 of the Credit Agreement shall be amended by (i) deleting the word "and" following clause (h) of such Section and (ii) inserting the following at the end of such Section:

                  (j) Liens securing Debt permitted by Section 9.7(m), provided that (i) such Liens secured such Debt at the time of and prior to the effectiveness of the U.K. Acquisition and were not granted in connection with, or in anticipation or contemplation of, the U.K. Acquisition and (ii) such Liens do not extend to or cover any assets or properties of the Company and its Subsidiaries other than the property or assets that secured the related Debt immediately prior to the effectiveness of the U.K. Acquisition; and

                  (k) Liens securing Debt permitted by Section 9.7(l), provided that such Liens are limited to assets of the U.K. Subsidiary and its Subsidiaries.

         1.5 Section 9.19 of the Credit Agreement shall be amended by (x) deleting all text in such Section immediately following the semi-colon at the end of clause (i) thereof and (y) substituting the following therefor:

                  (j) one or more Investments, in an aggregate amount not to exceed $152,000,000 (or the equivalent thereof in British pounds sterling), in the U.K. Subsidiary, upon consummation of the U.K. Acquisition;

                  (k) Investments held by the U.K. Target and its Subsidiaries at the time the U.K. Target becomes a Subsidiary (provided that such Investments were not made in anticipation or in contemplation of the U.K. Acquisition); and

                  (l) such other Investments consented to by the Agent in its sole discretion;

         provided that (x) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment " may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; (y) no Investment otherwise permitted by clause (b), (c), (g) or (i) or (j) shall be permitted to be made if, immediately before or after giving effect thereto, any Event of Default or Unmatured Event of Default exists; and
         (z) other than expressly provided for in clause (j), no Foreign Investment shall be permitted to be made after the Second Amendment Effective Date (provided that any Foreign Investment made with the proceeds of any offering of equity securities or Subordinated Debt of the Company shall be permitted after the Second Amendment Effective
         Date).

         1.6 Section 9.20 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  9.20 Restriction of Amendments to Certain Documents. Not amend or otherwise modify, or waive any rights under, either Subordinated Notes Indenture, the Subordinated Notes or the Approved Swap Documents, in any case, if such amendment, modification or waiver could reasonably be expected to be adverse to the Lenders in any respect; not take any action to terminate any Approved Swap Document if it is a condition to such termination that the Company make any payment to the counterparty under such Approved Swap Document, or if a consequence of such termination would permit such counterparty to retain or sell any collateral or to demand any payment from the Company; and not amend or otherwise modify, or waive any rights under, the U.K. Acquisition Offer without the prior written consent of the Lenders other than the condition that requires that the U.K. Subsidiary has received acceptances of at least 90% of the shares of the U.K. Target so long as the U.K. Subsidiary has received acceptances of at least 75% of the shares of the U.K. Target and other than amendments, modifications and waivers of the U.K. Acquisition Offer that are not adverse to the Lenders.

         1.7 The definition of "Permitted Restriction" in Section 1.1 of the Credit Agreement shall be amended by adding the following at the end of such definition:

         ; or (vi) pursuant to any agreements or arrangements in effect on the date the U.K. Target becomes a Subsidiary to the extent such restrictions relate solely to the U.K. Target and its Subsidiaries, and any amendment, modification or replacement of any such agreement or arrangement that is not materially more restrictive than those contained in the agreements or arrangements in effect on the date the U.K. Target becomes a Subsidiary.

         1.8 The Credit Agreement shall be amended by substituting "DaimlerChrysler Services North America LLC (formerly Chrysler Financial Company L.L.C.)" and "DCSNA" for each reference to "Chrysler Financial Company L.L.C." and "CFC" (as applicable) therein.

         SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Lenders that (a) the representations and warranties made in Section 8 of the Credit Agreement are true and correct on and as of the Amendment Effective Date with the same effect as if made on and as of the Amendment Effective Date (except to the extent relating solely to an earlier date, in which case they were true and correct as of such earlier date); (b) no Event of Default or Unmatured Event of Default exists or will result from the execution of this Amendment; (c) no event or circumstance has occurred since the Effective Date that has resulted, or would reasonably be expected to result, in a Material Adverse Effect; (d) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary approval from any governmental authority and (iv) do not and will not contravene or conflict with any provision of any law, rule or regulation or any order, decree, judgment or award which is binding on the Company or any of its Subsidiaries or of any provision of the certificate of incorporation or bylaws or other organizational documents of the Company or of any agreement, indenture, instrument or other document which is binding on the Company or any of its Subsidiaries; and (e) the Amended Credit Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         SECTION 3 EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective on such date (the "Amendment Effective Date") when the Agent shall have received (a) a counterpart of this Amendment executed by the Company and the Required Lenders (or, in the case of any party other than the Company from which the Agent has not received a counterpart hereof, facsimile confirmation of the execution of a counterpart hereof by such party), and (b) each of the following documents, each in form and substance satisfactory to the
Agent:

         3.1 Reaffirmation. A counterpart of the Reaffirmation of Loan Documents, substantially in the form of Exhibit A, executed by each Loan Party other than the Company.

         3.2 Other Documents. Such other documents as the Agent or any Lender may reasonably request.

         SECTION 4  MISCELLANEOUS.

         4.1 Continuing Effectiveness, etc. As hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement, the Notes, each other Loan Document and any similar document to the "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

         4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         4.3 Expenses. The Company agrees to pay the reasonable costs and expenses of the Agent (including reasonable fees and disbursements of counsel, including, without duplication, the allocable costs of internal legal services and all disbursements of internal legal counsel) in connection with the preparation, execution and delivery of this Amendment.

         4.4 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be wholly performed within the State of New York.

         4.5 Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

         Delivered as of the day and year first above written.

                                UNITED AUTO GROUP, INC.

                                By: /s/    James R. Davidson
                                    -------------------------------------
                                Title: Executive Vice President - Finance
                                      -----------------------------------


                                DAIMLERCHRYSLER SERVICES NORTH
                                AMERICA LLC (formerly Chrysler Financial
                                Company L.L.C.), as Agent, as Issuing Lender and as a Lender

                                By: /s/    R. D. Knight
                                   --------------------------------------
                                Title:  Vice President
                                      -----------------------------------



                                TOYOTA MOTOR CREDIT CORPORATION,
                                as a Lender

                                By: /s/    Thomas R. Brubaker
                                   --------------------------------------
                                Title:  National Accts. Development Mgr.
                                      -----------------------------------

                                    EXHIBIT A
                            FORM OF REAFFIRMATION OF
                                 LOAN DOCUMENTS

                                February 8, 2002


DaimlerChrysler Services North
America LLC, as Agent
and the Lenders party
to the Amended and Restated Credit Agreement referred to below
27777 Franklin Road, 25th Floor
Southfield, Michigan 48034
Attn: Michele Nowak

         RE:  REAFFIRMATION OF LOAN DOCUMENTS

Ladies and Gentlemen:

         Please refer to:

         (a) The Amended and Restated Security Agreement dated as of December 23, 1999 (the "Security Agreement") among United Auto Group, Inc. (the "Company"), its subsidiaries and Chrysler Financial Company L.L.C. in its capacity as Agent (in such capacity, the "Agent");

         (b) The Guaranty dated as of October 8, 1999 (the "Guaranty") executed in favor of the Agent and various other parties by all subsidiaries of the Company; and

         (c) The Pledge Agreement dated as of October 8, 1999 (the "Pledge Agreement") executed by the Company and certain of its subsidiaries.

         Each of the undersigned acknowledges that the Company, the Lenders and the Agent have executed the Second Amendment (the "Second Amendment") to the Amended and Restated Credit Agreement dated as of December 22, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined herein have the meanings given in the Credit Agreement.

DaimlerChrysler Services North
America LLC, as Agent
February 8, 2002



         Each of the undersigned hereby confirms that the Security Agreement, the Guaranty, the Pledge Agreement and each other Loan Document to which such undersigned is a party remains in full force and effect after giving effect to the effectiveness of the Second Amendment and that, upon such effectiveness, all references in each Loan Document to the "Credit Agreement" shall be references to the Credit Agreement, as amended by the Second Amendment.

         This letter agreement may be signed in counterparts and by the various parties on separate counterparts. This letter agreement shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.


                                UAG NORTHEAST, INC.
                                DIFEO PARTNERSHIP, INC.
                                UAG HUDSON, INC.
                                SOMERSET MOTORS INC.
                                UAG NORTHEAST BODY SHOP, INC.
                                LANDERS AUTO SALES, INC.
                                LANDERS UNITED AUTO GROUP NO. 2, INC.
                                LANDERS UNITED AUTO GROUP NO. 6, INC.
                                LANDERS BUICK-PONTIAC, INC.
                                LANDERS FORD NORTH, INC.
                                UNITED AUTO GROUP, INC.
                                UAG SOUTHEAST, INC.
                                UAG DULUTH, INC.
                                UNITED NISSAN, INC. (GA)
                                UNITED NISSAN, INC. (NV)
                                UNITED NISSAN, INC. (TN)
                                PEACHTREE NISSAN, INC.
                                UAG WEST, INC.
                                SA AUTOMOTIVE, LTD.
                                SL AUTOMOTIVE, LTD.
                                SPA AUTOMOTIVE, LTD.
                                LRP, LTD.
                                SUN MOTORS, LTD.
                                SCOTTSDALE MANAGEMENT GROUP, LTD.
                                SAU AUTOMOTIVE, LTD.
                                SK MOTORS, LTD.
                                KMT/UAG, INC.
                                RELENTLESS PURSUIT ENTERPRISES, INC.

                                TRI-CITY LEASING, INC.
                                HT AUTOMOTIVE LTD.
                                UAG TEXAS, INC.
                                UAG TEXAS II, INC.
                                UAG EAST, INC.
                                WESTBURY SUPERSTORE, LTD.
                                PALM AUTO PLAZA, INC.
                                FLORIDA CHRYSLER PLYMOUTH, INC.
                                WEST PALM NISSAN, INC.
                                WEST PALM INFINITI, INC.
                                NORTHLAKE AUTO FINISH, INC.
                                JS IMPORTS, INC.
                                WEST PALM AUTO MALL, INC.
                                AUTO MALL PAYROLL SERVICES, INC.
                                UAG CAROLINA, INC.
                                REED-LALLIER CHEVROLET, INC.
                                MICHAEL CHEVROLET-OLDSMOBILE, INC.
                                GENE REED CHEVROLET, INC.
                                UNITEDAUTO DODGE OF SHREVEPORT,
                                 INC.
                                COVINGTON PIKE DODGE, INC.
                                THE NEW GRACELAND DODGE, INC.
                                UAG GRACELAND II, INC.
                                UAG MEMPHIS II, INC.
                                UAG MEMPHIS IV, INC.
                                UAG MEMPHIS V, INC.
                                UAG-CARIBBEAN, INC.
                                DAN YOUNG CHEVROLET INC.
                                YOUNG MANAGEMENT GROUP, INC.
                                UAG YOUNG II, INC.
                                UAG PARAMOUNT MOTORS, INC.
                                UAG KISSIMMEE MOTORS, INC.
                                UAG CLASSIC, INC.
                                CLASSIC AUTO GROUP, INC.
                                UAG CHCC, INC.
                                CLASSIC MANAGEMENT COMPANY, INC.
                                UAG CHEVROLET, INC.
                                CLASSIC IMPORTS, INC.
                                UNITED AUTOCARE, INC.
                                UNITED AUTOCARE PRODUCTS, INC.
                                UNITEDAUTO FOURTH FUNDING INC.
                                UNITEDAUTO FIFTH FUNDING INC.
                                UAG FINANCE COMPANY, INC.
                                CLASSIC MOTOR SALES LLC
                                D. YOUNG CHEVROLET LLC

                                DAN YOUNG MOTORS LLC
                                UAG YOUNG AUTOMOTIVE GROUP LLC
                                YOUNG AUTOMOTIVE HOLDINGS LLC
                                EUROPA AUTO IMPORTS, INC.
                                UAG LAKE NORMAN, LLC
                                UAG INDIANAPOLIS, LLC
                                MOTORCARS ACQUISITION, LLC
                                MOTORCARS ACQUISITION II, LLC
                                MOTORCARS ACQUISITION III, LLC
                                SCOTTSDALE FERRARI, LLC
                                UAG OLDSMOBILE OF INDIANA, LLC
                                ATLANTIC AUTO FUNDING CORPORATION
                                ATLANTIC AUTO SECOND FUNDING
                                CORPORATION
                                ATLANTIC AUTO THIRD FUNDING
                                CORPORATION
                                GOODSON NORTH, LLC
                                GOODSON PONTIAC GMC, LLC
                                GOODSON SPRING BRANCH, LLC
                                PIONEER FORD WEST, LLC
                                UAG CERRITOS, LLC
                                UAG CONNECTICUT, LLC
                                UAG CONNECTICUT I, LLC
                                UAG FAIRFIELD CA, LLC
                                UAG FAIRFIELD CM, LLC
                                UAG FAIRFIELD CP, LLC
                                UAG FAIRFIELD CV, LLC
                                UAG HOUSTON ACQUISITION, LLC
                                UAG INTERNATIONAL HOLDINGS, INC.
                                UAG LANDERS SPRINGDALE, LLC
                                UAG MENTOR ACQUISITION, LLC
                                UAG MICHIGAN CADILLAC, LLC
                                UAG MICHIGAN PONTIAC-GMC, LLC
                                UAG ATLANTA IV MOTORS, INC.
                                UAG MICHIGAN T1, LLC
                                UAG MICHIGAN TMV, LLC
                                UAG PHOENIX VC, LLC
                                UAG REALTY, LLC
                                UAG SPRING, LLC
                                UNITED AUTO FINANCE, INC.

                                UNITED RANCH AUTOMOTIVE, LLC
                                BRETT MORGAN CHEVROLET -- GEO, INC.
                                H.B.L., INC.
                                MOTORCARS ACQUISITION IV, LLC
                                UAG NANUET I, LLC
                                UAG NANUET II, LLC
                                NISSAN OF NORTH OLMSTED, LLC
                                LANDERS NISSAN, LLC
                                UAG TULSA HOLDINGS, LLC
                                UAG FAYETTEVILLE I, LLC
                                UAG FAYETTEVILLE II, LLC
                                UAG FAYETTEVILLE III, LLC


                                  By: /s/  James R. Davidson
                                   ------------------------------------
                                           Title:  Asst. Treasurer
                                                 ------------------------------


                                  DIFEO HYUNDAI PARTNERSHIP
                                  DIFEO NISSAN PARTNERSHIP
                                  DIFEO CHRYSLER PLYMOUTH JEEP EAGLE
                                  PARTNERSHIP
                                  DIFEO LEASING PARTNERSHIP
                                  DANBURY AUTO PARTNERSHIP
                                  DIFEO TENAFLY PARTNERSHIP
                                  OCT PARTNERSHIP
                                  HUDSON MOTORS PARTNERSHIP
                                  COUNTY AUTO GROUP PARTNERSHIP
                                  SOMERSET MOTORS PARTNERSHIP

                                  By: DIFEO PARTNERSHIP, INC.
                                      a general partner


                                  By: /s/   James R. Davidson
                                   ------------------------------------
                                           Title:  Asst. Treasurer
                                                 ------------------------------

                                SHANNON AUTOMOTIVE, LTD.
                                By: UAG TEXAS, INC.
                                    a general partner


                                By: /s/     James R. Davidson
                                   ----------------------------------
                                         Title:  Asst. Treasurer
                                               --------------------------------

                                UAG CITRUS MOTORS, LLC
                                By: UAG CITRUS, INC.
                                    Member


                                By: /s/     James R. Davidson
                                   ----------------------------------
                                         Title:  Asst. Treasurer
                                               --------------------------------


                                CLASSIC ENTERPRISES, LLC
                                CLASSIC NISSAN OF TURNERSVILLE, LLC

                                By: UAG CLASSIC, INC.
                                    Member


                                By: /s/     James R. Davidson
                                   ----------------------------------
                                         Title:  Asst. Treasurer
                                               --------------------------------



                                LANDERS FORD, INC
                                NATIONAL CITY FORD, INC.
                                CENTRAL FORD CENTER, INC.
                                PIONEER FORD SALES, INC.



                                By: /s/     James R. Davidson
                                   ----------------------------------
                                         Title:  Asst. Treasurer
                                               --------------------------------

ACKNOWLEDGED AND AGREED
as of the date first written above

DAIMLERCHRYSLER SERVICES NORTH
AMERICA, LLC, as Agent


By: /s/    R. D. Knight
   ----------------------------------
Title:  Vice President
      -----------------------------